UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400
____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on April 29, 2026. A total of 174,052,310 of the Company’s outstanding common shares were present or represented by proxy at the Annual Meeting. The matters submitted to a vote by the Company’s shareholders and the voting results of such matters are as follows:

Proposal 1 - Election of Directors

All eleven of the directors nominated by the Company’s Board of Directors to serve as directors of the Company were elected by the Company’s shareholders, each to serve for a term which expires at our 2027 annual meeting of shareholders, and each to hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal, by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Kristen Actis-Grande	161,839,225	777,787	141,817	11,293,481
Bryce Blair	138,833,558	23,879,966	45,305	11,293,481
Thomas J. Folliard	150,496,828	12,216,934	45,067	11,293,481
Kristin F. Gannon	162,401,538	308,788	48,503	11,293,481
Cheryl W. Grisé	153,906,955	8,809,108	42,766	11,293,481
André J. Hawaux	153,015,104	9,698,195	45,530	11,293,481
Ryan R. Marshall	161,875,008	837,617	46,204	11,293,481
John R. Peshkin	162,170,406	449,970	138,453	11,293,481
Scott F. Powers	159,095,227	3,618,184	45,418	11,293,481
Benjamin W. Schall	162,590,180	119,999	48,650	11,293,481
Lila Snyder	161,658,521	963,741	136,567	11,293,481

Proposal 2 - Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2026

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026 was ratified by the Company’s shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
163,430,029	10,589,503	32,778

Proposal 3 - Say-on-Pay: Advisory Vote to Approve Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
154,713,075	7,749,873	295,881	11,293,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 1, 2026	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary